UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2012

01-34219

(Commission File Number)

CASUAL MALE RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	04-2623104
(State of Incorporation)	(IRS Employer Identification Number)

555 Turnpike Street, Canton, Massachusetts 02021

(Address of registrant’s principal executive office)

(781) 828-9300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 - Regulation FD Disclosure

The Company will be presenting an investor slide presentation at upcoming meetings with various investment groups. A copy of the slide presentation is attached to this report as Exhibit 99.1, and is incorporated by reference herein.

The slide presentation contained in the exhibit includes statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth in the exhibit. The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by the Company that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to the Company.

Presentation of Non-GAAP Measures

The slide presentation includes the discussion of non-GAAP free cash flow on slide 36. Free cash flow is not a measure determined by generally accepted accounting principles (“GAAP”) and should not be considered superior to or as a substitute for net income (loss) or cash flows from operating activities or any other measure of performance derived in accordance with GAAP.

In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “free cash flows” as presented in this slide presentation may not be comparable to similar measures used by other companies. The Company calculates free cash flows as cash flow from operating activities less capital expenditures and discretionary store asset acquisitions, if any. We believe that inclusion of this non-GAAP measure helps investors gain a better understanding of our performance, especially when comparing such results to previous periods.

Free cash flow is calculated as follows for each of the respective fiscal years, as disclosed on slide 36 of the slide presentation:

(in millions)	Fiscal 2012 YTD	Fiscal 2011	Fiscal 2010	Fiscal 2009	Fiscal 2008	Fiscal 2007	Fiscal 2006
Cash flow provided by operations	$8.4	$23.4	$19.0	$30.8	$23.2	$11.7	$12.1
Less: capital expenditures	21.3	18.0	9.0	4.6	12.6	21.4	22.7
Less acquisitions	—	—	—	—	3.0	—	3.0

Free cash flow	$(12.9)	$5.4	$10.0	$26.2	$7.6	$(9.7)	$(13.6)

(1)	Free cash flow for fiscal 2008 and fiscal 2006 include the cash used for the Dahle acquisition of $3.0 million and the Jared M. acquisition of $3.0 million, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASUAL MALE RETAIL GROUP, INC.

By:	/s/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	Executive Vice President and Chief Financial Officer

Date: December 18, 2012